UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 July 29, 2004
                            -------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           Access National Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Virginia                  000-49929                82-0545425
-------------------------     -----------------       ------------------
     (State or other             (Commission             (IRS Employer
      jurisdiction              File Number)            Identification No.)
    of incorporation)



              1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
   (Address, including zip code, of registrant's principal executive offices)



                                 (703) 871-2100
  -----------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                       n/a
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(a)  -   not applicable

(b)  -   not applicable

(c)  -   Exhibits

         Exhibit 99.1, Press Release dated July 29, 2004.



Item 9.  Regulation FD Disclosure.

Access National Corporation released its unaudited financial results today for the quarter ended June 30, 2004. A copy of the press release detailing the summary results is attached hereto as Exhibit 99.1.

Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ACCESS NATIONAL CORPORATION
                                                       (Registrant)



Date: July 29, 2004                            By: /s/ Michael W. Clarke
      -------------                                -----------------------------
                                               Name: Michael W. Clarke
                                               Title: President &
                                                      Chief Executive Officer